ING EQUITY TRUST

ING INVESTORS TRUST

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING SENIOR INCOME FUND

ING PRIME RATE TRUST

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

Supplement dated July 28, 2011

to the Current Statements of Additional Information (“SAIs”) for the

above-named Company/Trusts (“Registrants”)

On or about July 15, 2011, each Registrant’s Board of Directors/Board of Trustees (the “Board”) made changes with respect to the members serving on its Audit Committee and Compliance Committee. Effective immediately, each Registrant’s current SAIs are hereby revised as follows:

1.	The third sentence of the subsection entitled “Board – Board Committees – Audit Committee” is hereby deleted in its entirety and replaced with the following:

The following Trustees/Directors currently serve as members of the Audit Committee: Ms. Baldwin and Messrs. Boyer, Drotch and Earley.

2.	The fifth sentence of the subsection entitled “Board – Board Committees – Audit Committee” is hereby deleted in its entirety and replaced with the following:

Ms. Baldwin and Messrs. Drotch and Earley have been designated as audit committee financial experts under the Sarbanes-Oxley Act.

3.	The second sentence of the subsection entitled “Board – Board Committees – Compliance Committee” is hereby deleted in its entirety and replaced with the following:

The Compliance Committee currently consists of four (4) Independent Trustees/Directors: Mses. Chadwick and Pressler and Messrs. Kenny and Vincent.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE